THE LOU HOLLAND TRUST

SUPPLEMENT DATED AUGUST 12, 2008 TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2008 FOR THE

LOU HOLLAND GROWTH FUND

This supplement amends certain information contained in your Statement of Additional Information. Please read this supplement and keep it for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the Statement of Additional Information.

Under the heading “PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED” in the section entitled “Determination of Net Asset Value,” please delete the sixth paragraph and replace it with the following:

Where the Investment Adviser or the Fund’s administrator, JFS, has determined that a market quotation is not available as to a security held by the Trust, or is inaccurate, unreliable, or not reflective of the value of such security because of the occurrence of a “significant event” or otherwise, the Investment Adviser, in consultation with JFS as appropriate, and under the supervision of the Board, shall determine the fair value of such security pursuant to the Trust’s “Pricing Policies and Procedures.” In general, the fair value of a security shall be the amount the Trust might reasonably expect to receive upon its current sale. The Investment Adviser considers all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. No single standard for determining a fair value may be used, because fair value depends upon the circumstances of each individual security. The Trust’s Board reviews fair value determinations.

This Supplement is dated AUGUST 12, 2008.